   As filed with the Securities and Exchange Commission on December 9, 1999.
                                                     Registration No. 333-
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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               ---------------

                                   FORM S-1
                            REGISTRATION STATEMENT
                                     UNDER
                          THE SECURITIES ACT OF 1933

                               ---------------

                             VIGNETTE CORPORATION
            (Exact Name of Registrant as Specified in its Charter)

           Delaware                         7372                       74-2769415
 (State or Other Jurisdiction of    (Primary Standard Industrial    (I.R.S. Employer
Incorporation or Organization)       Classification Code Number)  Identification Number)

                          901 South Mopac Expressway
                              Austin, Texas 78746
                                (512) 306-4300
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                               ---------------

                               GREGORY A. PETERS
                                 President and
                            Chief Executive Officer
                             Vignette Corporation
                          901 South Mopac Expressway
                              Austin, Texas 78746
                                (512) 306-4300
(Name, address, including zip code, and telephone number, including area code, of agent for service)

                               ---------------

                                  Copies to:

               BRIAN K. BEARD                                    ALAN DEAN
              ANTHONY M. ALLEN                             Davis Polk & Wardwell
          Gunderson Dettmer Stough                          450 Lexington Avenue
    Villeneuve Franklin & Hachigian, LLP                  New York, New York 10017
  8911 Capital of Texas Highway, Suite 4240                    (212) 450-4000
             Austin, Texas 78759
               (512) 342-2300

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  Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this Registration Statement.

  If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended, check the following box. [_]

  If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-91085

  If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [_]

  If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [_]

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                        CALCULATION OF REGISTRATION FEE
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
                                           Proposed       Proposed
 Title of Each Class of                    maximum       aggregate      Amount of
    Securities to be      Amount to be  offering price    offering     registration
       Registered          registered     per share        amount          fee
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
Common Stock, $0.01 par
 value..................    460,000        $139.875     $64,342,500      $16,986
-----------------------------------------------------------------------------------

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               INCORPORATION OF CERTAIN INFORMATION BY REFERENCE

  Vignette Corporation is filing this Registration Statement pursuant to Rule 462(b) under the Securities Act of 1933, as amended. This Registration Statement relates to the public offering of Common Stock of Vignette Corporation contemplated by the Registration Statement on Form S-1 (Reg. No. 333-91085) filed by Vignette Corporation with the Securities and Exchange Commission on November 17, 1999, as amended by Amendment No. 1 thereto filed on November 23, 1999, Amendment No. 2 thereto filed on December 6, 1999 and Amendment No. 3 thereto filed on December 9, 1999, which was declared effective on December 9, 1999, (the "Prior Registration Statement"). Vignette Corporation is filing this Registration Statement for the sole purpose of increasing the number of shares of Common Stock offered by 460,000 shares and increasing the aggregate offering price to the public set forth in such Prior Registration Statement by $64,342,500. The contents of the Prior Registration Statement are incorporated herein by reference.


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

                                  SIGNATURES

  Pursuant to the requirements of the Securities Act of 1933, as amended, the registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Austin, State of Texas, on this 9th day of December, 1999.

                                          Vignette Corporation

                                                 /s/ Gregory A. Peters
                                          By: _________________________________
                                                     Gregory A. Peters
                                               President and Chief Executive
                                                          Officer

  Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

              Signature                          Title                   Date
              ---------                          -----                   ----

      /s/ Gregory A. Peters            President, Chief Executive  December 9, 1999
______________________________________  Officer and Director
          Gregory A. Peters             (Principal Executive
                                        Officer)

        /s/ Joel G. Katz*              Chief Financial Officer     December 9, 1999
______________________________________  (Principal Financial and
             Joel G. Katz               Accounting Officer)
                                        and Secretary

      /s/ Robert E. Davoli*            Director                    December 9, 1999
______________________________________
           Robert E. Davoli

    /s/ Steven G. Papermaster*         Director                    December 9, 1999
______________________________________
        Steven G. Papermaster

      /s/ John D. Thornton*            Director                    December 9, 1999
______________________________________
           John D. Thornton

      /s/ Joseph A. Marengi*           Director                    December 9, 1999
______________________________________
          Joseph A. Marengi


  Gregory A. Peters, by signing his name hereto, does sign and execute this Registration Statement on behalf of each of the above-named officers and directors of the registrant on this 9th day of December 1999, pursuant to powers of attorney executed on behalf of such officers and directors and previously filed with the Securities and Exchange Commission.


*     /s/ Gregory A. Peters            Director                    December 9, 1999
   ___________________________________
         Gregory A. Peters
             Attorney-in-fact

                               INDEX TO EXHIBITS

 Exhibit No                        Description
 ----------                        -----------
 5.1        Opinion of Gunderson Dettmer Stough Villeneuve Franklin &
            Hachigian, LLP.
 23.1       Consent of Independent Auditors.
 23.2       Consent of Independent Auditors.
 23.3       Consent of Counsel. Reference is made to Exhibit 5.1.
 24.1*      Power of Attorney.

--------

(*) Incorporated by reference to our Registration Statement on Form S-1 (File
    No. 333-68345).